Employment costs - Summary of employment costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Total employment costs
– Wages and salaries	$ 4,141	$ 3,923	$ 4,154
– Social security costs	330	328	336
– Net post-retirement charge	469	384	532
– Share-based payment charge	138	123	122
Employment costs before utilisation of provisions	5,078	4,758	5,144
Less: charged within provisions	(308)	(236)	(416)
Total employment costs	$ 4,770	$ 4,522	$ 4,728